                                                                    EXHIBIT 99.1



                      HOME LOAN MORTGAGE LOAN TRUST 2005-1
                    ASSET-BACKED CERTIFICATES, SERIES 2005-1


                              MARKETING MATERIALS


                           $170,000,000 (APPROXIMATE)
                              OFFERED CERTIFICATES


                                  [AMBAC LOGO]
                               Certificate Insurer


                        FINANCIAL ASSET SECURITIES CORP.
                                   Depositor

                               OCEAN BANK, F.S.B.
                            Originator and Servicer


                          [LOGO RBS Greenwich Capital]
                                  Underwriter

                     FOR ADDITIONAL INFORMATION PLEASE CALL


-------------------------------------------------------------------------------
                             RBS Greenwich Capital
-------------------------------------------------------------------------------

    ASSET BACKED FINANCE
    --------------------
    Vinu Phillips                                      (203) 618-5626
    Greg McSweeney                                     (203) 618-2429

    TRADING
    -------
    Ron Weibye                                         (203) 625-6160
    Peter McMullin                                     (203) 625-6160

-------------------------------------------------------------------------------
                             Rating Agency Contacts
-------------------------------------------------------------------------------

    STANDARD & POOR'S
    -----------------
    Keith Smith                                           (212) 438-1643

    MOODY'S
    -------
    Carlos Maymi                                          (212) 553-4635


-------------------------------------------------------------------------------

                          [LOGO RBS Greenwich Capital]

The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the "Underwriter") (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein.


                                                                               3
                          [LOGO RBS Greenwich Capital]

PRELIMINARY TERM SHEET                         DATE PREPARED: NOVEMBER 15, 2005

                           $170,000,000 (APPROXIMATE)
                      HOME LOAN MORTGAGE LOAN TRUST 2005-1
                    ASSET-BACKED CERTIFICATES, SERIES 2005-1

                                  [AMBAC LOGO]
                              Certificate Insurer

------------ --------------- ------------- ------------------- ------------------- ------------------- ---------------------------
               PRINCIPAL        WAL           PYMT WINDOW        EXPECTED RATING     ASSUMED FINAL             CERTIFICATE
CLASS(1,3,4)   AMOUNT ($)     CALL/MAT(2)  (MTHS) CALL/MAT(2)     (MOODY'S/S&P)    DISTRIBUTION DATE               TYPE
------------ ---------------  ----------    ----------------    ------------------  -----------------  ----------------------------
A-1             $92,500,000  1.00 / 1.00      1-27 / 1-27             Aaa/AAA          April 2036          Floating Rate Senior
A-2             $35,250,000  3.00 / 3.00     27-48 / 27-48            Aaa/AAA          April 2036          Floating Rate Senior
A-3             $42,250,000  5.60 / 6.72     48-78 / 48-363           Aaa/AAA          April 2036          Floating Rate Senior
------------ --------------- ------------- ------------------- ------------------- ------------------- ---------------------------
TOTAL:         $170,000,000
------------ --------------- ------------- ------------------- ------------------- ------------------- ---------------------------

(1) The Class A Certificates are backed primarily by the cash flow from the Mortgage Loans (as defined herein). The certificate principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2)  See "Pricing Prepayment Speed" herein.
(3) The Class A Certificates are priced to call. The margin on the Class A Certificates doubles after the optional redemption date.
(4)  See "Available Funds Cap Rate" herein.

Depositor:                     Financial Asset Securities Corp.

Originator and Servicer:       Ocean Bank, F.S.B.(formerly known as Home Loan
                               and Investment Bank, F.S.B.)

Underwriter:                   Greenwich Capital Markets, Inc. ("RBS GREENWICH
                               CAPITAL")

Trustee:                       Deutsche Bank National Trust Company.

Certificate Insurer:           Ambac Assurance Corporation.

Offered Certificates:          The Class A-1, Class A-2 and Class A-3
                               Certificates (the "OFFERED CERTIFICATES" and collectively the "CLASS A CERTIFICATES").

Federal Tax Status:            It is anticipated that the Offered Certificates
                               generally will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The Offered Certificates will be available in
                               book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:                  For each Mortgage Loan in the mortgage pool
                               on the Closing Date, the later of (i) the origination date of the Mortgage Loan or (ii)
                               October 31, 2005. For each Mortgage Loan subsequently acquired by the trust with funds from the Pre-Funding Account, the later of the
                               (i) origination date of the Mortgage Loan or (ii) the last day of the month preceding the month in which such Mortgage Loan is acquired.

Expected Pricing Date:         On or about November [15], 2005.

Expected Closing Date:         On or about November 29, 2005.


                                                                               4
                          [LOGO RBS Greenwich Capital]

Expected Settlement Date:      On or about November 29, 2005.

Distribution Date:             The 15th day of each month (or if not a business
                               day, the next succeeding business day)
                               commencing in December 2005.

Accrued Interest:              The price to be paid by investors for the
                               Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:       The interest accrual period for each
                               Distribution Date with respect to the Offered
                               Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                               Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

ERISA Eligibility:             The Offered Certificates are expected to be
                               ERISA eligible.

SMMEA Eligibility:             The Offered Certificates are not expected to
                               constitute "mortgage related securities" for purposes of SMMEA.

Servicing Fee:                 Approximately 0.50% of the aggregate principal
                               balance of the Mortgage Loans.

Trustee Fee:                   Approximately 0.012% per annum on the aggregate
                               principal balance of the Mortgage Loans and any funds on deposit in the Pre-Funding Account.

Optional Redemption:           The terms of the transaction allow for a
                               clean-up call of the Mortgage Loans (the
                               "CLEAN-UP CALL"), which may be exercised once the aggregate principal balance of the Mortgage
                               Loans is less than or equal to 10% of the sum of
                               (i) the Closing Date Mortgage Loans as of the
                               Cut-off Date and (ii) the amounts on deposit in the Pre-Funding Account on the Closing Date.

Pricing Prepayment Speed:      The Offered Certificates will be priced based on
                               the following collateral prepayment assumptions:

                               FRM Loans:   23% CPR
                               ARM Loans:   30% CPR

Initial Mortgage Loans:        As of the Cut-off Date, the aggregate principal
                               balance of the Initial Mortgage Loans was approximately $112,016,063 consisting primarily of first and second lien, fixed rate and adjustable rate mortgage loans (the "INITIAL
                               MORTGAGE Loans"). See the attached collateral descriptions for additional information on the Initial Mortgage Loans.

Additional Mortgage Loans:     On or prior to the Closing Date, approximately
                               $17,983,937 of additional mortgage loans having similar characteristics to the Initial Mortgage
                               Loans will be delivered to the trust (the
                               "ADDITIONAL MORTGAGE LOANS", together with the Initial Mortgage Loans, the "CLOSING DATE
                               MORTGAGE LOANS").

Pre-Funding Account:           An account (the "PRE-FUNDING ACCOUNT") will be
                               established on the Closing Date into which approximately $40,000,000 will be deposited (the
                               "PRE-FUNDED AMOUNT"), and will be used to purchase subsequent fixed-rate and adjustable-rate mortgage loans (the "SUBSEQUENT
                               MORTGAGE LOANS"). On or prior to February 24,
                               2006 (the "PRE-FUNDING PERIOD"), the amounts on deposit in the Pre-Funding Account will be used to purchase Subsequent Mortgage Loans having similar characteristics to the Initial Mortgage
                               Loans (with any unused portion of such deposit amount to be paid as principal to the Offered
                               Certificates on the Distribution Date
                               immediately following such date).

                                                                               5
                          [LOGO RBS Greenwich Capital]

Preemption Loans:              Following the sale of the subsequent mortgage
                               loans to the trust, up to approximately 10.5% of the mortgage loans in the mortgage pool, by cut-off date principal balance, will be high cost loans under various state and local laws and regulations (the "High Cost Loans"), the majority of which will be subject to the New
                               Jersey Home Ownership and Equity Protection Act of 2002 (the "New Jersey Act"). Because the originator is a federally chartered thrift, it is not subject to the New Jersey Act or such other state and local laws and regulations by virtue of federal preemption. The High Cost
                               Loans will be sold, however, to the depositor, an entity that is neither a federal thrift nor a national bank and is an entity which may not invoke federal preemption to avoid compliance with the New Jersey Act or such other state and local laws and regulations. The depositor will then assign these loans to the trustee which is a national bank and is exempt from the New
                               Jersey Act and such other state and local laws and regulations. The availability of a preemption defense by the trust on behalf of the certificateholders with respect to these loans is not free from doubt.

Certificate Interest Rate:     The "CERTIFICATE INTEREST RATE" on the Class A
                               Certificates will be equal to the lesser of (i) the Formula Rate and (ii) the Available Funds
                               Cap Rate.

Formula Rate:                  The "FORMULA RATE" on the Class A Certificates
                               will be the per annum rate equal to the lesser of (i) One Month LIBOR plus the related margin for such Class and (ii) 14%.


Available Funds Cap Rate:      The "AVAILABLE FUNDS CAP RATE" for any
                               Distribution Date is a per annum rate equal to the product of (a) a fraction, expressed as a percentage, the numerator of which is (i) the amount of interest which accrued on the Mortgage
                               Loans in the prior calendar month minus (ii) the sum of the Servicing Fee, the Trustee Fee and the Certificate Insurer premium for such Distribution Date and the denominator of which is the sum of (i) the aggregate Principal
                               Balance of the Mortgage Loans as of the last day of the immediately preceding Due Period (or as of the Cut-off Date with respect to the first
                               Distribution Date) and (ii) any amounts on deposit in the Pre-Funding Account and (b) a fraction whose numerator is 360 and whose denominator is the actual number of days in the related Accrual Period.

Available Funds Cap Rate
Carryover Amount:              If on any Distribution Date the Certificate
                               Interest Rate for the Class A Certificates is limited by the Available Funds Cap Rate, the "AVAILABLE FUNDS CAP RATE CARRYOVER AMOUNT" for the Class A Certificates is equal to the sum of
                               (i) the excess of (a) the amount of interest that would have accrued on the Class A
                               Certificates based on the Formula Rate over (b) the amount of interest actually accrued on the Class A Certificates based on the Available
                               Funds Cap Rate and (ii) the unpaid portion of the Available Funds Cap Rate Carryover Amount from the prior Distribution Date together with accrued interest at the Formula Rate. Any
                               Available Funds Cap Rate Carryover Amount will be paid on such Distribution Date or future
                               Distribution Dates to the extent of funds available.


                                                                               6
                          [LOGO RBS Greenwich Capital]

Credit Enhancement:            Consists of the following:
                                    1) Excess Cashflow;
                                    2) The Spread Account; and,
                                    3) Certificate Insurance Policy.

Certificate Insurance
Policy: The Certificate Insurer will issue a "CERTIFICATE INSURANCE POLICY" (or the "Policy") with respect to the Class A Certificates which will guarantee timely payment of interest and ultimate payment of principal to the Class A Certificateholders. The Policy will not cover net prepayment interest shortfalls or relief act shortfalls.


Excess Cashflow:               The "EXCESS CASHFLOW" for any Distribution Date
                               will be equal to the available funds remaining after priorities 1) thru 5) under "Priority of Payments."

Spread Account:                The "SPREAD ACCOUNT" will be established for the
                               benefit of the Certificate Insurer and the Certificateholders. Excess Cashflow will be deposited in the Spread Account until the Base
                               Spread Account Requirement is reached. The
                               Trustee will withdraw amounts on deposit in the Spread Account, prior to making any draws on the Policy, to pay any unpaid principal or interest on the Class A Certificates. On the Closing Date the amount on deposit in the Spread Account will be 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount on the Closing Date.


                                                                               7
                          [LOGO RBS Greenwich Capital]

Base Spread Account
Requirement:                   The "BASE SPREAD ACCOUNT REQUIREMENT" will be an
                               amount equal to (a) with respect to any
                               Distribution Date occurring during the period commencing after the Closing Date and ending on the later of (i) the Distribution Date occurring in November 2007 and (ii) the Distribution Date upon which the certificate principal balance of the Class A Certificates is less than or equal to 50% of the sum of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount on the Closing Date, 3.10% of the sum of the aggregate principal balance of the Closing Date
                               Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount on the Closing Date, and (b) with respect to each Distribution Date thereafter, the greater of (A) 6.20% of the aggregate principal balance of the Mortgage
                               Loans for the related Distribution Date, (B) the greater of (1) 0.50% of the sum of the aggregate principal balance of the Closing Date Mortgage
                               Loans as of the Cut-off Date and the Pre-Funded
                               Amount on the Closing Date and (2) the sum of the principal balances of the three largest outstanding Mortgage Loans, and (C) an amount based on the delinquency and loss performance of the Mortgage Loans as further described in the pooling and servicing agreement. The Base Spread
                               Account Requirement will not exceed the
                               aggregate principal balance of the Mortgage
                               Loans on any Distribution Date.


Realized Losses:               If a Mortgage Loan becomes a liquidated loan,
                               the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan. The amount of such insufficiency is a "REALIZED LOSS." Realized Losses on the Mortgage Loans (to the extent such amount is not covered by available funds) will first be absorbed by the Spread Account. Following the reduction of the Spread Account to zero, any additional Realized Losses will be covered by the Certificate Insurer.

Priority of
Payments:                      Available funds from the Mortgage Loans will be
                               paid as follows:

                               1)   To the Servicer, the Servicing Fee
                                    and to the Trustee, the Trustee
                                    Fee.

                               2)   To the holders of the Class A-1,
                                    Class A-2 and Class A-3
                                    Certificates, on a pro-rata basis,
                                    monthly interest plus any
                                    previously unpaid interest.

                               3)   To the holders of the Class A-1,
                                    Class A-2 and Class A-3
                                    Certificates, monthly principal
                                    paid sequentially in that order
                                    until each respective certificate
                                    balance is reduced to zero.

                               4)   To the Certificate Insurer an
                                    amount equal to the sum of (i) the
                                    related monthly premium for the
                                    Policy, (ii) unreimbursed insured
                                    amounts paid on the Policy and
                                    (iii) any other amounts owed under
                                    the insurance agreement.

                               5)   To the Servicer certain
                                    reimbursable expenses and
                                    unreimbursed nonrecoverable
                                    advances.

                               6)   To the Spread Account, any
                                    remaining amount until the Base
                                    Spread Account Requirement is
                                    reached.

                               7)   To the holders of the Class A
                                    Certificates, the Available Funds
                                    Cap Rate Carryover Amount, after
                                    taking into account any payments
                                    from the Yield Maintenance
                                    Agreement.

                               8)   Any remaining amounts to the holder
                                    of the residual certificates.

                                                                               8
                          [LOGO RBS Greenwich Capital]

Yield Maintenance
Agreement:                     On the Closing Date, the Trustee will enter into
                               a "YIELD MAINTENANCE AGREEMENT" with a
                               counterparty ("the COUNTERPARTY") for the benefit of the Offered Certificates. The
                               Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate. Such payments to the Offered Certificates will be capped at their maximum amount when one-month LIBOR equals or exceeds 10.50%. The notional balance of the Yield Maintenance Agreement on any Distribution
                               Date will be subject to a maximum equal to the aggregate principal balance of the Class A
                               Certificates immediately prior to such
                               Distribution Date. The Yield Maintenance
                               Agreement will terminate after the Distribution
                               Date in January 2009. Any payments received from the Yield Maintenance Agreement will be paid to the Offered Certificates to the extent of any Available Funds Cap Rate Carryover Amount.


---------------------------------------------------------------------------------------------
                           YIELD MAINTENANCE AGREEMENT SCHEDULE
---------------------------------------------------------------------------------------------
   PERIOD         NOTIONAL ($)      STRIKE (%)       PERIOD    NOTIONAL ($)       STRIKE (%)
------------ -------------------- ------------     --------- ------------------ -------------
     1         170,000,000.00       8.70060           21       94,933,785.00       7.86615
     2         166,688,509.00       6.06224           22       92,136,677.00       8.07629
     3         162,353,255.00       6.03927           23       89,424,262.00       8.35301
     4         158,145,752.00       7.65568           24       86,791,602.00       8.08237
     5         153,471,798.00       6.91457           25       84,236,167.00       8.38721
     6         148,935,575.00       7.14482           26       81,756,451.00       8.56306
     7         144,533,029.00       6.91411           27       79,354,918.00       8.92229
     8         140,260,228.00       7.14434           28       77,026,572.00       9.88482
     9         136,113,354.00       6.91364           29       74,769,657.00       9.24850
    10         132,088,702.00       6.91340           30       72,578,693.00       9.55440
    11         128,182,675.00       7.14360           31       70,451,691.00       9.30202
    12         124,391,782.00       6.91292           32       68,387,612.00       9.84487
    13         120,712,636.00       7.14655           33       66,385,771.00       9.88693
    14         117,142,017.00       6.91577           34       64,444,444.00      10.08699
    15         113,676,661.00       6.91552           35       62,561,056.00      10.42997
    16         110,313,469.00       7.65619           36       60,732,608.00      10.09039
    17         107,049,434.00       6.91501           37       58,957,389.00      10.46845
    18         103,881,639.00       7.14525           38       57,234,388.00      10.36537
    19         100,807,250.00       6.99306
    20          97,825,685.00       7.31860
---------------------------------------------------------------------------------------------


                                                                               9
                          [LOGO RBS Greenwich Capital]

 AVAILABLE FUNDS CAP RATE FOR THE CERTIFICATES

-------------------------------------------------------------------------------------------------------------
   PERIOD    DISTRIBUTION    NET WAC    EFFECTIVE NET    PERIOD   DISTRIBUTION   NET WAC     EFFECTIVE NET
                 DATE       RATE(1,2)   WAC RATE(2)(3)              DATE       RATE(1,2)    WAC RATE(2)(3)
------------------------------------------------------  -------------------------------------------------------
     1        12/15/2005      8.70           8.70          42      5/15/2009      11.29          11.29
     2        1/15/2006       6.06          10.50          43      6/15/2009      10.96          10.96
     3        2/15/2006       6.04          10.50          44      7/15/2009      11.56          11.56
     4        3/15/2006       7.66          10.50          45      8/15/2009      11.54          11.54
     5        4/15/2006       6.91          10.50          46      9/15/2009      11.74          11.74
     6        5/15/2006       7.14          10.50          47      10/15/2009     12.13          12.13
     7        6/15/2006       6.91          10.50          48      11/15/2009     11.74          11.74
     8        7/15/2006       7.14          10.50          49      12/15/2009     12.14          12.14
     9        8/15/2006       6.91          10.50          50      1/15/2010      11.94          11.94
     10       9/15/2006       6.91          10.50          51      2/15/2010      12.00          12.00
     11       10/15/2006      7.14          10.50          52      3/15/2010      13.41          13.41
     12       11/15/2006      6.91          10.50          53      4/15/2010      12.11          12.11
     13       12/15/2006      7.15          10.50          54      5/15/2010      12.50          12.50
     14       1/15/2007       6.92          10.50          55      6/15/2010      12.10          12.10
     15       2/15/2007       6.92          10.50          56      7/15/2010      12.54          12.54
     16       3/15/2007       7.66          10.50          57      8/15/2010      12.13          12.13
     17       4/15/2007       6.92          10.50          58      9/15/2010      12.14          12.14
     18       5/15/2007       7.15          10.50          59      10/15/2010     12.55          12.55
     19       6/15/2007       6.99          10.50          60      11/15/2010     12.14          12.14
     20       7/15/2007       7.32          10.50          61      12/15/2010     12.54          12.54
     21       8/15/2007       7.87          10.50          62      1/15/2011      12.13          12.13
     22       9/15/2007       8.08          10.50          63      2/15/2011      12.13          12.13
     23       10/15/2007      8.35          10.50          64      3/15/2011      13.42          13.42
     24       11/15/2007      8.08          10.50          65      4/15/2011      12.12          12.12
     25       12/15/2007      8.39          10.50          66      5/15/2011      12.52          12.52
     26       1/15/2008       8.56          10.50          67      6/15/2011      12.11          12.11
     27       2/15/2008       8.92          10.50          68      7/15/2011      12.51          12.51
     28       3/15/2008       9.88          10.50          69      8/15/2011      12.10          12.10
     29       4/15/2008       9.25          10.50          70      9/15/2011      12.09          12.09
     30       5/15/2008       9.55          10.50          71      10/15/2011     12.49          12.49
     31       6/15/2008       9.30          10.50          72      11/15/2011     12.08          12.08
     32       7/15/2008       9.84          10.50          73      12/15/2011     12.48          12.48
     33       8/15/2008       9.89          10.50          74      1/15/2012      12.07          12.07
     34       9/15/2008       10.09         10.50          75      2/15/2012      12.06          12.06
     35       10/15/2008      10.43         10.50          76      3/15/2012      12.89          12.89
     36       11/15/2008      10.09         10.50          77      4/15/2012      12.05          12.05
     37       12/15/2008      10.47         10.50          78      5/15/2012      12.45          12.45
     38       1/15/2009       10.37         10.50
     39       2/15/2009       10.72         10.72
     40       3/15/2009       12.10         12.10
     41       4/15/2009       10.93         10.93
-------------------------------------------------------------------------------------------------------------

(1) Assumes 1-month LIBOR remains constant at 4.115% and is run at the pricing prepayment speed to call.
(2) Assumes 6-month LIBOR equals 20% and is run at the pricing prepayment speed to call.
(3) Assumes 1-month LIBOR equals 20% and payments are received from the Yield Maintenance Agreement.


                                                                              10
                          [LOGO RBS Greenwich Capital]

                          WEIGHTED AVERAGE LIFE TABLES

CLASS A-1 TO CALL
--------------------------------------------------------------------------------------------
 ARM PREPAY SPEED              20 CPR       25 CPR       30 CPR      35 CPR       40 CPR
 FRM PREPAY SPEED              15 CPR       20 CPR       23 CPR      28 CPR       32 CPR
============================================================================================
 WAL (YR)                       1.54         1.21         1.00        0.84         0.72
 MDUR (YR)                      1.44         1.15         0.95        0.80         0.69
 FIRST PRIN PAY                   1           1            1            1           1
 LAST PRIN PAY                   42           33           27          23           20
--------------------------------------------------------------------------------------------

CLASS A-1 TO MATURITY
--------------------------------------------------------------------------------------------
 ARM PREPAY SPEED              20 CPR       25 CPR       30 CPR      35 CPR       40 CPR
 FRM PREPAY SPEED              15 CPR       20 CPR       23 CPR      28 CPR       32 CPR
============================================================================================
 WAL (YR)                       1.54         1.21         1.00        0.84         0.72
 MDUR (YR)                      1.44         1.15         0.95        0.80         0.69
 FIRST PRIN PAY                   1           1            1            1           1
 LAST PRIN PAY                   42           33           27          23           20
--------------------------------------------------------------------------------------------

CLASS A-2 TO CALL
--------------------------------------------------------------------------------------------
 ARM PREPAY SPEED              20 CPR       25 CPR       30 CPR      35 CPR       40 CPR
 FRM PREPAY SPEED              15 CPR       20 CPR       23 CPR      28 CPR       32 CPR
============================================================================================
 WAL (YR)                       4.66         3.66         3.00        2.50         2.13
 MDUR (YR)                      4.12         3.30         2.75        2.31         1.99
 FIRST PRIN PAY                  42           33           27          23           20
 LAST PRIN PAY                   74           58           48          40           34
--------------------------------------------------------------------------------------------

CLASS A-2 TO MATURITY
--------------------------------------------------------------------------------------------
 ARM PREPAY SPEED              20 CPR       25 CPR       30 CPR      35 CPR       40 CPR
 FRM PREPAY SPEED              15 CPR       20 CPR       23 CPR      28 CPR       32 CPR
============================================================================================
 WAL (YR)                       4.66         3.66         3.00        2.50         2.13
 MDUR (YR)                      4.12         3.30         2.75        2.31         1.99
 FIRST PRIN PAY                  42           33           27          23           20
 LAST PRIN PAY                   74           58           48          40           34
--------------------------------------------------------------------------------------------


                                                                              11
                          [LOGO RBS Greenwich Capital]

                          WEIGHTED AVERAGE LIFE TABLES

CLASS A-3 TO CALL
--------------------------------------------------------------------------------------------
 ARM PREPAY SPEED              20 CPR       25 CPR       30 CPR      35 CPR       40 CPR
 FRM PREPAY SPEED              15 CPR       20 CPR       23 CPR      28 CPR       32 CPR
============================================================================================
 WAL (YR)                       8.65         6.82         5.60        4.66         3.95
 MDUR (YR)                      6.98         5.73         4.83        4.10         3.53
 FIRST PRIN PAY                  74           58           48          40           34
 LAST PRIN PAY                   120          95           78          65           55
--------------------------------------------------------------------------------------------

CLASS A-3 TO MATURITY
--------------------------------------------------------------------------------------------
 ARM PREPAY SPEED              20 CPR       25 CPR       30 CPR      35 CPR       40 CPR
 FRM PREPAY SPEED              15 CPR       20 CPR       23 CPR      28 CPR       32 CPR
============================================================================================
 WAL (YR)                       10.26        8.13         6.72        5.60         4.76
 MDUR (YR)                      7.84         6.52         5.56        4.76         4.13
 FIRST PRIN PAY                  74           58           48          40           34
 LAST PRIN PAY                   363         363          363          363         363
--------------------------------------------------------------------------------------------



                                                                              12
                          [LOGO RBS Greenwich Capital]

                                                     EXCESS SPREAD (1,2)
------------- ------------ ------------- ----------- ------------ ------------- ------------ ------------ ----------- --------------
                 FWD 1                                                             FWD 1        FWD 6
                 MONTH     FWD 6 MONTH     STATIC      FORWARD                     MONTH        MONTH       STATIC       FORWARD
   PERIOD       LIBOR %      LIBOR %     LIBOR (%)    LIBOR (%)      PERIOD       LIBOR %      LIBOR %    LIBOR (%)     LIBOR (%)
------------- ------------ ------------- ----------- ------------ ------------- ------------ ------------ ----------- --------------
     1           4.115        4.538         2.33        2.33           42          4.915        4.979        5.52         5.09
     2           4.410        4.666         1.79        1.49           43          4.919        4.985        5.37         4.90
     3           4.425        4.745         1.77        1.45           44          4.924        4.991        5.51         5.08
     4           4.541        4.823         3.10        2.71           45          4.929        4.997        5.36         4.90
     5           4.674        4.885         2.67        2.09           46          4.935        5.004        5.35         4.90
     6           4.808        4.925         2.81        2.12           47          4.941        5.011        5.50         5.07
     7           4.869        4.938         2.66        1.88           48          4.949        5.018        5.34         4.87
     8           4.872        4.940         2.80        2.04           49          4.956        5.024        5.49         5.04
     9           4.885        4.942         2.65        1.86           50          4.963        5.030        5.33         4.86
     10          4.901        4.939         2.65        1.84           51          4.969        5.036        5.33         4.87
     11          4.910        4.931         2.79        2.00           52          4.975        5.041        5.78         5.40
     12          4.887        4.921         2.64        1.84           53          4.981        5.046        5.32         4.86
     13          4.881        4.911         2.79        2.02           54          4.986        5.050        5.47         5.03
     14          4.883        4.903         2.64        1.84           55          4.991        5.054        5.32         4.84
     15          4.865        4.896         2.63        1.86           56          4.996        5.058        5.46         5.02
     16          4.856        4.894         3.06        2.37           57          5.000        5.061        5.31         4.84
     17          4.850        4.888         2.62        1.86           58          5.003        5.065        5.31         4.84
     18          4.832        4.859         2.76        2.05           59          5.006        5.069        5.45         5.01
     19          4.830        4.829         2.69        1.96           60          5.009        5.074        5.30         4.83
     20          4.845        4.826         2.93        2.20           61          5.012        5.078        5.45         5.00
     21          4.851        4.823         3.59        2.83           62          5.017        5.083        5.30         4.82
     22          4.820        4.822         3.80        3.07           63          5.022        5.088        5.29         4.82
     23          4.681        4.827         3.95        3.38           64          5.027        5.093        5.74         5.35
     24          4.655        4.858         3.80        3.24           65          5.032        5.098        5.28         4.81
     25          4.815        4.895         3.97        3.27           66          5.037        5.103        5.43         4.98
     26          4.828        4.907         4.28        3.54           67          5.042        5.108        5.28         4.79
     27          4.840        4.917         4.64        3.90           68          5.046        5.112        5.42         4.97
     28          4.853        4.927         5.27        4.56           69          5.051        5.117        5.27         4.79
     29          4.864        4.935         4.97        4.20           70          5.056        5.121        5.27         4.78
     30          4.874        4.941         5.12        4.36           71          5.060        5.126        5.41         4.96
     31          4.883        4.945         4.99        4.21           72          5.065        5.130        5.26         4.77
     32          4.890        4.948         5.33        4.59           73          5.069        5.134        5.41         4.94
     33          4.895        4.950         5.23        4.61           74          5.073        5.138        5.25         4.76
     34          4.899        4.952         5.34        4.76           75          5.077        5.142        5.25         4.76
     35          4.900        4.953         5.49        4.94           76          5.081        5.146        5.54         5.12
     36          4.899        4.955         5.34        4.76           77          5.085        5.150        5.24         4.75
     37          4.899        4.958         5.49        4.94           78          5.089        5.154        5.39         4.92
     38          4.902        4.961         5.37        4.87
     39          4.905        4.965         5.37        4.87
     40          4.908        4.969         5.83        5.45
     41          4.911        4.974         5.38        4.92

(1)  Assumes the pricing prepayment speed to call.

(2) Calculated as (a) interest collections on the Mortgage Loans (net of the Servicing Fee, Trustee Fee and the Certificate Insurer premium), less aggregate interest on the Certificates divided by (b) aggregate principal balance of the Mortgage Loans and the Pre-Funded Amount as of the beginning of the period.


                                                                              13
                          [LOGO RBS Greenwich Capital]

                        INITIAL MORTGAGE LOAN STATISTICS
                             AS OF THE CUT-OFF DATE

                                                                                            MINIMUM          MAXIMUM
                                                                                            -------          -------
Scheduled Principal Balance                                 $112,016,063                     $9,579         $643,154
Average Scheduled Principal Balance                              $69,532
Number of Mortgage Loans                                           1,611

Weighted Average Gross Coupon                                     7.858%                     5.100%          12.950%
Weighted Average FICO Score*                                         608                        458              810
Weighted Average Combined Original LTV                            69.47%                      5.79%           90.00%

Weighted Average Original Term                                334 months                 60  months       360 months
Weighted Average Stated Remaining Term                        330 months                 46  months       360 months
Weighted Average Seasoning                                    4   months                 0   months       23  months

Weighted Average Gross Margin                                     6.633%                     3.900%          11.050%
Weighted Average Minimum Interest Rate                            7.887%                     5.150%          12.300%
Weighted Average Maximum Interest Rate                           14.233%                    11.150%          19.660%
Weighted Average Initial Rate Cap                                 2.176%                     2.000%           3.000%
Weighted Average Subsequent Rate Cap                              1.000%                     1.000%           1.000%
Weighted Average Months to Roll                               20  months                 1   months       35  months

Maturity Date                                                                           Aug 26 2009      Nov  1 2035
Maximum Zip Code Concentration                                     0.79%     02886

ARM                                                               90.10%     2-4 Units                        10.69%
Fixed Rate                                                         9.90%     Condominium                       3.45%
                                                                             PUD Attached                      1.94%
2/28 6 MO LIBOR                                                   87.67%     PUD Detached                      5.64%
3/27 6 MO LIBOR                                                    2.43%     Single Family Attached            5.20%
Fixed Rate                                                         9.90%     Single Family Detached           73.06%
                                                                             Townhouse                         0.01%
Not Interest Only                                                100.00%
                                                                             Non-owner Occupied                3.94%
Prepay Penalty:  0 months                                         21.68%     Owner Occupied                   96.06%
Prepay Penalty: 36 months                                         78.32%
                                                                             Top 5 States:
First Lien                                                        72.17%     New Jersey                       17.75%
Second Lien                                                       27.83%     New York                         12.41%
                                                                             Rhode Island                     10.30%
Full Documentation                                               100.00%     Pennsylvania                      7.23%
                                                                             Florida                           6.25%
Cash Out Refinance                                                99.09%
Purchase                                                           0.91%

*Loans with seasoning greater than 6 months are shown with updated FICO scores while all other loans are shown with FICO scores as of origination.

                                                                              14
                          [LOGO RBS Greenwich Capital]

                                                                                                WEIGHTED
                                                                                 WEIGHTED        AVERAGE     WEIGHTED
                                                         CURRENT       PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                             # OF       PRINCIPAL   CURR PRIN     GROSS          REMAINING    COMBINED     AVERAGE
CURRENT PRINCIPAL BALANCE                    LOANS       BALANCE         BAL      COUPON          TERM        ORIG LTV      FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
        0.01 -    50,000.00                    895   27,178,791.52      24.26%       8.511           291        64.03         603
   50,000.01 -   100,000.00                    408   28,180,427.02      25.16%       8.077           329        67.57         610
  100,000.01 -   150,000.00                    147   18,093,954.11      16.15%       7.662           342        70.51         612
  150,000.01 -   200,000.00                     76   13,357,229.47      11.92%       7.430           347        72.47         615
  200,000.01 -   250,000.00                     32    7,212,558.73       6.44%       7.089           355        72.03         614
  250,000.01 -   300,000.00                     23    6,340,297.07       5.66%       7.571           357        77.36         602
  300,000.01 -   350,000.00                     15    4,791,372.13       4.28%       7.498           357        76.78         595
  350,000.01 -   400,000.00                      5    1,847,451.29       1.65%       7.408           357        74.06         604
  400,000.01 -   450,000.00                      2      817,857.43       0.73%       6.873           357        74.45         608
  450,000.01 -   500,000.00                      4    1,916,301.04       1.71%       7.273           356        77.97         591
  500,000.01 -   550,000.00                      2    1,036,162.33       0.93%       6.625           355        65.80         659
  600,000.01 -   650,000.00                      2    1,243,660.79       1.11%       6.607           357        80.96         611
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608

                                                                                               WEIGHTED
                                                                                 WEIGHTED       AVERAGE      WEIGHTED
                                                         CURRENT     PCT BY      AVERAGE        STATED       AVERAGE     WEIGHTED
                                             # OF       PRINCIPAL   CURR PRIN     GROSS        REMAINING     COMBINED     AVERAGE
CURRENT GROSS RATE                           LOANS       BALANCE       BAL        COUPON         TERM        ORIG LTV      FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
 5.000 - 5.499                                   6      445,771.55       0.40%       5.240           274        51.58         678
 5.500 - 5.999                                  27    4,488,992.86       4.01%       5.777           338        67.43         674
 6.000 - 6.499                                  34    3,921,034.27       3.50%       6.267           327        71.23         653
 6.500 - 6.999                                 162   18,837,630.17      16.82%       6.793           335        70.87         643
 7.000 - 7.499                                 198   15,812,230.49      14.12%       7.193           335        68.36         622
 7.500 - 7.999                                 348   25,022,224.24      22.34%       7.691           333        70.11         602
 8.000 - 8.499                                 264   15,640,600.95      13.96%       8.159           323        67.62         585
 8.500 - 8.999                                 147    8,469,956.14       7.56%       8.665           330        72.48         582
 9.000 - 9.499                                 108    4,616,530.67       4.12%       9.245           321        70.13         585
 9.500 - 9.999                                 132    7,140,147.21       6.37%       9.668           326        67.91         571
10.000 -10.499                                  60    2,969,774.21       2.65%      10.139           337        68.22         578
10.500 -10.999                                  82    3,201,463.50       2.86%      10.606           313        71.16         572
11.000 -11.499                                  24      862,675.45       0.77%      11.071           318        68.26         558
11.500 -11.999                                  15      471,861.19       0.42%      11.590           317        64.50         558
12.000 -12.499                                   2       88,241.18       0.08%      12.213           356        60.30         574
12.500 -12.999                                   2       26,928.85       0.02%      12.746           232        69.78         631
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608


                                                                              15
                          [LOGO RBS Greenwich Capital]


                                                                                               WEIGHTED
                                                                                  WEIGHTED     AVERAGE     WEIGHTED
                                                        CURRENT       PCT BY      AVERAGE       STATED      AVERAGE     WEIGHTED
                                             # OF      PRINCIPAL     CURR PRIN     GROSS       REMAINING   COMBINED     AVERAGE
FICO*                                        LOANS      BALANCE         BAL        COUPON        TERM      ORIG LTV      FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
400-499                                         14    1,324,549.04       1.18%       9.223           346        70.28         479
500-524                                         28    1,982,652.59       1.77%       8.172           339        66.23         515
525-549                                        109    7,402,609.31       6.61%       9.179           339        63.90         539
550-574                                        309   19,529,771.58      17.43%       8.600           337        68.78         561
575-599                                        295   19,898,558.69      17.76%       8.129           332        70.59         588
600-624                                        303   20,633,898.96      18.42%       7.609           333        71.24         611
625-649                                        240   19,029,381.02      16.99%       7.342           328        71.94         636
650-674                                        150   10,450,183.72       9.33%       7.287           320        70.47         661
675-699                                         77    5,448,734.57       4.86%       6.965           313        65.96         684
700+                                            69    5,275,470.79       4.71%       6.602           309        66.07         730
None                                            17    1,040,252.66       0.93%       8.146           352        51.78           0
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608

*Loans with seasoning greater than 6 months are shown with updated FICO scores while all other loans are shown with FICO scores as of origination.

                                                                                               WEIGHTED
                                                                                 WEIGHTED      AVERAGE      WEIGHTED
                                                        CURRENT       PCT BY      AVERAGE       STATED       AVERAGE     WEIGHTED
                                             # OF      PRINCIPAL    CURR PRIN      GROSS       REMAINING     COMBINED    AVERAGE
COMBINED ORIGINAL LTV                        LOANS      BALANCE         BAL        COUPON         TERM       ORIG LTV      FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
  0.01- 49.99                                  277   14,563,978.49      13.00%       7.718           307        37.72         610
 50.00- 54.99                                  100    5,361,100.96       4.79%       7.991           325        52.31         607
 55.00- 59.99                                   91    5,995,933.25       5.35%       7.660           326        57.53         616
 60.00- 64.99                                  116    7,296,223.65       6.51%       8.202           323        62.41         596
 65.00- 69.99                                  148   10,094,882.42       9.01%       7.941           334        67.31         602
 70.00- 74.99                                  198   13,787,347.72      12.31%       7.904           332        72.35         606
 75.00- 79.99                                  223   16,618,972.53      14.84%       7.752           331        77.09         612
 80.00                                         132    9,808,173.70       8.76%       8.084           340        80.00         598
 80.01- 84.99                                  139   10,609,575.29       9.47%       7.893           330        83.44         615
 85.00- 89.99                                  183   17,279,223.20      15.43%       7.706           344        85.07         616
 90.00- 94.99                                    4      600,651.72       0.54%       8.406           358        90.00         549
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608

                                                                                               WEIGHTED
                                                                                 WEIGHTED      AVERAGE      WEIGHTED
                                                        CURRENT      PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                             # OF      PRINCIPAL    CURR PRIN     GROSS        REMAINING    COMBINED    AVERAGE
ORIGINAL TERM (MONTHS)                       LOANS      BALANCE         BAL       COUPON         TERM       ORIG LTV     FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
60                                              11      298,411.67       0.27%       7.227            55        34.56         659
84                                               1       16,408.57       0.01%       7.500            80        62.02         641
120                                             71    2,254,322.75       2.01%       8.037           115        61.25         629
180                                            175    6,168,529.33       5.51%       7.926           175        62.37         619
240                                            239    9,359,947.50       8.36%       8.213           235        66.88         620
300                                              9      525,725.45       0.47%       7.663           292        70.31         634
360                                          1,105   93,392,717.66      83.37%       7.817           356        70.51         605
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608

                                                                              16
                          [LOGO RBS Greenwich Capital]

                                                                                             WEIGHTED
                                                                                 WEIGHTED     AVERAGE      WEIGHTED
                                                        CURRENT       PCT BY      AVERAGE      STATED      AVERAGE      WEIGHTED
                                             # OF      PRINCIPAL    CURR PRIN     GROSS       REMAINING    COMBINED     AVERAGE
STATED REMAINING TERM (MONTHS)               LOANS      BALANCE         BAL       COUPON        TERM       ORIG LTV      FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
  1- 60                                         11      298,411.67       0.27%       7.227            55        34.56         659
 61-120                                         72    2,270,731.32       2.03%       8.034           115        61.25         629
121-180                                        175    6,168,529.33       5.51%       7.926           175        62.37         619
181-240                                        239    9,359,947.50       8.36%       8.213           235        66.88         620
241-300                                          9      525,725.45       0.47%       7.663           292        70.31         634
301-360                                      1,105   93,392,717.66      83.37%       7.817           356        70.51         605
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608

                                                                                                WEIGHTED
                                                                                 WEIGHTED        AVERAGE     WEIGHTED
                                                           CURRENT  PCT BY      AVERAGE           STATED      AVERAGE   WEIGHTED
                                            # OF         PRINCIPAL  CURR PRIN   GROSS          REMAINING     COMBINED  AVERAGE
FRM/ARM                                      LOANS         BALANCE         BAL      COUPON          TERM     ORIG LTV        FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
ARM                                          1,489  100,922,820.51      90.10%       7.887           330        69.39         605
Fixed Rate                                     122   11,093,242.42       9.90%       7.595           328        70.22         642
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                        CURRENT        PCT BY     AVERAGE       STATED      AVERAGE     WEIGHTED
                                             # OF      PRINCIPAL     CURR PRIN     GROSS       REMAINING   COMBINED      AVERAGE
PRODUCT                                      LOANS      BALANCE         BAL       COUPON        TERM        ORIG LTV      FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
2/28 6 MO LIBOR                              1,454   98,205,248.28      87.67%       7.896           331        69.30         604
3/27 6 MO LIBOR                                 35    2,717,572.23       2.43%       7.558           327        72.70         614
Fixed Rate                                     122   11,093,242.42       9.90%       7.595           328        70.22         642
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608


                                                                              17
                          [LOGO RBS Greenwich Capital]

                                                                                             WEIGHTED
                                                                                 WEIGHTED     AVERAGE     WEIGHTED
                                                        CURRENT      PCT BY       AVERAGE      STATED      AVERAGE     WEIGHTED
                                             # OF      PRINCIPAL    CURR PRIN     GROSS      REMAINING     COMBINED     AVERAGE
INTEREST ONLY                                LOANS      BALANCE        BAL        COUPON        TERM       ORIG LTV      FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
Not Interest Only                            1,611  112,016,062.93     100.00%       7.858           330        69.47         608
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608

                                                                                             WEIGHTED
                                                                                 WEIGHTED     AVERAGE     WEIGHTED
                                                        CURRENT       PCT BY      AVERAGE     STATED       AVERAGE     WEIGHTED
                                             # OF      PRINCIPAL    CURR PRIN     GROSS      REMAINING     COMBINED    AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)    LOANS      BALANCE        BAL        COUPON        TERM       ORIG LTV      FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
Prepay Penalty:  0 months                      243   24,282,145.61      21.68%       7.858           342        72.09         610
Prepay Penalty: 36 months                    1,368   87,733,917.32      78.32%       7.858           327        68.75         608
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608

                                                                                             WEIGHTED
                                                                                 WEIGHTED     AVERAGE      WEIGHTED
                                                        CURRENT       PCT BY      AVERAGE      STATED      AVERAGE     WEIGHTED
                                             # OF      PRINCIPAL    CURR PRIN     GROSS      REMAINING     COMBINED     AVERAGE
LIEN                                         LOANS      BALANCE         BAL       COUPON        TERM       ORIG LTV      FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
First Lien                                     874   80,842,403.44      72.17%       7.630           342        69.68         606
Second Lien                                    737   31,173,659.49      27.83%       8.449           301        68.93         614
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608

                                                                                             WEIGHTED
                                                                                 WEIGHTED     AVERAGE      WEIGHTED
                                                        CURRENT      PCT BY      AVERAGE      STATED        AVERAGE     WEIGHTED
                                             # OF      PRINCIPAL    CURR PRIN     GROSS      REMAINING     COMBINED     AVERAGE
DOCUMENTATION TYPE                           LOANS      BALANCE        BAL        COUPON        TERM       ORIG LTV        FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
Full Documentation                           1,611  112,016,062.93     100.00%       7.858           330        69.47         608
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                        CURRENT      PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                             # OF      PRINCIPAL    CURR PRIN     GROSS        REMAINING   COMBINED     AVERAGE
LOAN PURPOSE                                 LOANS      BALANCE        BAL        COUPON        TERM        ORIG LTV      FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
Cash Out Refinance                           1,602  110,997,865.08      99.09%       7.863           330        69.51         608
Purchase                                         9    1,018,197.85       0.91%       7.247           330        65.82         645
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608

                                                                              18
                          [LOGO RBS Greenwich Capital]

                                                                                             WEIGHTED
                                                                                 WEIGHTED     AVERAGE      WEIGHTED
                                                        CURRENT      PCT BY      AVERAGE       STATED       AVERAGE     WEIGHTED
                                             # OF      PRINCIPAL    CURR PRIN     GROSS       REMAINING    COMBINED     AVERAGE
PROPERTY TYPE                                LOANS      BALANCE        BAL        COUPON        TERM       ORIG LTV      FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
2-4 Units                                      116   11,976,502.03      10.69%       7.542           338        67.87         617
Condominium                                     62    3,868,543.99       3.45%       7.448           322        64.80         618
PUD Attached                                    30    2,174,315.23       1.94%       8.333           334        67.97         601
PUD Detached                                    71    6,319,771.93       5.64%       8.048           340        71.28         604
Single Family Attached                         124    5,819,718.35       5.20%       8.064           321        72.28         606
Single Family Detached                       1,207   81,842,235.33      73.06%       7.881           329        69.64         607
Townhouse                                        1       14,976.07       0.01%       8.500           239        42.25         557
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE      WEIGHTED
                                                         CURRENT      PCT BY      AVERAGE      STATED       AVERAGE      WEIGHTED
                                             # OF       PRINCIPAL    CURR PRIN     GROSS      REMAINING     COMBINED     AVERAGE
OCCUPANCY STATUS                             LOANS       BALANCE         BAL      COUPON        TERM        ORIG LTV       FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
Non-owner Occupied                              63    4,418,027.68       3.94%       7.654           340        71.64         641
Owner Occupied                               1,548  107,598,035.25      96.06%       7.866           330        69.39         607
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608


                                                                              19
                          [LOGO RBS Greenwich Capital]

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE      WEIGHTED
                                                        CURRENT       PCT BY      AVERAGE       STATED      AVERAGE     WEIGHTED
                                             # OF      PRINCIPAL    CURR PRIN     GROSS       REMAINING     COMBINED     AVERAGE
STATE                                        LOANS      BALANCE         BAL       COUPON        TERM        ORIG LTV      FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
Arizona                                         17    1,668,463.75       1.49%       8.146           346        76.93         598
California                                      30    2,671,513.41       2.38%       8.060           340        72.38         594
Colorado                                         3      438,001.68       0.39%       7.734           343        82.56         607
Connecticut                                     33    1,874,061.31       1.67%       8.538           314        71.99         594
Delaware                                        19    1,394,360.03       1.24%       8.562           340        65.73         582
Florida                                        120    6,999,730.33       6.25%       8.348           332        69.62         598
Georgia                                         52    3,160,822.78       2.82%       8.104           330        72.55         593
Illinois                                        65    2,761,896.20       2.47%       7.787           315        71.79         609
Indiana                                         23      887,940.18       0.79%       7.766           326        74.17         618
Kentucky                                        10      586,281.20       0.52%       7.917           352        76.83         586
Louisiana                                       14      691,671.50       0.62%       8.242           299        64.38         597
Maine                                           32    2,258,684.57       2.02%       7.840           345        66.37         601
Maryland                                        76    6,227,240.94       5.56%       7.776           346        71.90         609
Massachusetts                                   58    4,758,236.32       4.25%       8.159           336        71.49         591
Michigan                                        58    3,315,369.28       2.96%       8.060           341        70.07         597
Minnesota                                       12      498,077.29       0.44%       8.204           322        73.35         596
Nevada                                          20    1,380,589.14       1.23%       8.194           337        76.81         610
New Hampshire                                   16      706,152.65       0.63%       8.551           308        64.54         593
New Jersey                                     254   19,887,738.61      17.75%       7.527           322        68.39         619
New York                                       164   13,899,122.66      12.41%       7.637           330        66.20         615
North Carolina                                  30    1,941,000.57       1.73%       7.994           323        69.07         610
Ohio                                            58    2,585,752.59       2.31%       8.177           318        68.72         597
Oklahoma                                        10      386,838.87       0.35%       8.121           305        65.63         614
Oregon                                           1      177,908.43       0.16%       6.990           356        85.00         547
Pennsylvania                                   172    8,098,923.22       7.23%       8.182           322        70.62         603
Rhode Island                                   103   11,541,612.02      10.30%       7.394           337        69.18         622
Tennessee                                       22    1,100,116.62       0.98%       7.773           291        67.15         605
Texas                                           28    1,194,759.40       1.07%      10.243           305        67.93         597
Utah                                             3      266,046.47       0.24%       7.852           359        73.67         594
Virginia                                        81    6,420,068.43       5.73%       7.712           340        67.62         612
Washington                                       6      391,826.08       0.35%       7.658           340        75.78         597
Wisconsin                                       21    1,845,256.40       1.65%       7.569           340        69.34         611
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,611  112,016,062.93     100.00%       7.858           330        69.47         608



                                                                              20
                          [LOGO RBS Greenwich Capital]

                                                                                                WEIGHTED
                                                                                 WEIGHTED        AVERAGE     WEIGHTED
                                                        CURRENT      PCT BY      AVERAGE          STATED     AVERAGE     WEIGHTED
                                             # OF      PRINCIPAL    CURR PRIN     GROSS          REMAINING   COMBINED    AVERAGE
GROSS MARGIN                                 LOANS      BALANCE         BAL       COUPON           TERM      ORIG LTV      FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
 3.500 - 3.999                                   1       51,776.53       0.05%       5.150           341        17.10         728
 4.000 - 4.499                                   8      903,682.80       0.90%       5.477           299        69.71         668
 4.500 - 4.999                                  22    3,134,581.13       3.11%       5.936           334        69.20         668
 5.000 - 5.499                                  58    7,027,316.29       6.96%       6.441           338        72.45         643
 5.500 - 5.999                                 170   15,476,205.17      15.33%       6.936           327        67.42         640
 6.000 - 6.499                                 284   21,293,365.08      21.10%       7.385           337        69.84         612
 6.500 - 6.999                                 278   19,113,567.94      18.94%       7.879           332        69.44         593
 7.000 - 7.499                                 230   13,174,883.96      13.05%       8.357           323        67.84         577
 7.500 - 7.999                                  84    4,565,871.53       4.52%       8.952           334        76.44         587
 8.000 - 8.499                                 150    6,867,084.98       6.80%       9.417           324        68.45         571
 8.500 - 8.999                                  80    4,228,962.02       4.19%       9.892           331        67.90         573
 9.000 - 9.499                                  65    2,917,284.51       2.89%      10.420           324        69.85         567
 9.500 - 9.999                                  47    1,739,928.41       1.72%      10.850           325        71.02         554
10.000 -10.499                                  11      391,310.16       0.39%      11.426           311        67.03         555
11.000 -11.499                                   1       37,000.00       0.04%      12.300           360        53.78         573
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,489  100,922,820.51     100.00%       7.887           330        69.39         605

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                        CURRENT      PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                             # OF      PRINCIPAL    CURR PRIN     GROSS        REMAINING   COMBINED      AVERAGE
MINIMUM INTEREST RATE                        LOANS      BALANCE        BAL        COUPON        TERM       ORIG LTV       FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
 5.000 - 5.499                                   4      243,979.53       0.24%       5.250           239        35.15         687
 5.500 - 5.999                                  18    3,098,869.20       3.07%       5.811           341        71.13         663
 6.000 - 6.499                                  29    3,319,763.25       3.29%       6.245           322        71.68         651
 6.500 - 6.999                                 143   15,471,961.93      15.33%       6.782           333        69.77         643
 7.000 - 7.499                                 193   15,041,463.21      14.90%       7.194           335        68.28         621
 7.500 - 7.999                                 338   23,793,436.75      23.58%       7.685           333        69.90         601
 8.000 - 8.499                                 247   14,643,217.03      14.51%       8.158           326        67.66         582
 8.500 - 8.999                                 138    7,882,939.62       7.81%       8.662           331        72.18         578
 9.000 - 9.499                                  98    4,108,406.06       4.07%       9.243           318        70.40         582
 9.500 - 9.999                                 124    6,815,635.51       6.75%       9.659           331        67.95         569
10.000 -10.499                                  52    2,554,507.15       2.53%      10.134           336        69.12         576
10.500 -10.999                                  77    2,918,419.88       2.89%      10.609           318        70.52         565
11.000 -11.499                                  20      730,991.29       0.72%      11.065           318        71.33         554
11.500 -11.999                                   7      262,230.10       0.26%      11.521           311        68.89         542
12.000 -12.499                                   1       37,000.00       0.04%      12.300           360        53.78         573
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,489  100,922,820.51     100.00%       7.887           330        69.39         605



                                                                              21
                          [LOGO RBS Greenwich Capital]

                                                                                             WEIGHTED
                                                                                 WEIGHTED     AVERAGE     WEIGHTED
                                                        CURRENT      PCT BY      AVERAGE       STATED      AVERAGE     WEIGHTED
                                             # OF      PRINCIPAL    CURR PRIN     GROSS       REMAINING    COMBINED    AVERAGE
MAXIMUM INTEREST RATE                        LOANS      BALANCE        BAL        COUPON        TERM       ORIG LTV      FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
11.000 -11.499                                   4      243,979.53       0.24%       5.250           239        35.15         687
11.500 -11.999                                  18    3,098,869.20       3.07%       5.811           341        71.13         663
12.000 -12.499                                  29    3,026,781.69       3.00%       6.252           317        69.69         650
12.500 -12.999                                 141   15,304,675.92      15.16%       6.788           333        69.56         644
13.000 -13.499                                 189   14,760,735.80      14.63%       7.193           335        68.20         622
13.500 -13.999                                 308   20,697,655.23      20.51%       7.665           333        70.23         604
14.000 -14.499                                 211   13,067,207.74      12.95%       8.113           327        66.82         581
14.500 -14.999                                  82    5,163,450.37       5.12%       8.565           335        69.72         566
15.000 -15.499                                  40    1,979,714.56       1.96%       9.073           325        61.33         553
15.500 -15.999                                  85    7,081,555.73       7.02%       8.883           338        64.07         567
16.000 -16.499                                  61    3,358,987.28       3.33%       9.032           332        70.87         580
16.500 -16.999                                  85    4,096,652.55       4.06%       9.191           325        71.88         589
17.000 -17.499                                  66    2,624,922.87       2.60%       9.317           314        78.28         599
17.500 -17.999                                  68    2,626,681.16       2.60%       9.635           312        77.90         586
18.000 -18.499                                  29    1,141,166.61       1.13%      10.159           324        76.43         597
18.500 -18.999                                  51    1,829,792.15       1.81%      10.602           317        77.11         571
19.000 -19.499                                  15      557,762.02       0.55%      11.068           324        73.79         557
19.500 -19.999                                   7      262,230.10       0.26%      11.521           311        68.89         542
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,489  100,922,820.51     100.00%       7.887           330        69.39         605

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                        CURRENT      PCT BY      AVERAGE       STATED      AVERAGE      WEIGHTED
                                             # OF      PRINCIPAL    CURR PRIN     GROSS       REMAINING    COMBINED     AVERAGE
INITIAL PERIODIC RATE CAP                    LOANS      BALANCE        BAL        COUPON        TERM       ORIG LTV       FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
2.000                                        1,124   83,160,901.88      82.40%       7.648           332        67.99         608
3.000                                          365   17,761,918.63      17.60%       9.005           323        75.96         590
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,489  100,922,820.51     100.00%       7.887           330        69.39         605

                                                                                              WEIGHTED
                                                                                 WEIGHTED      AVERAGE     WEIGHTED
                                                        CURRENT      PCT BY      AVERAGE       STATED       AVERAGE     WEIGHTED
                                             # OF      PRINCIPAL    CURR PRIN     GROSS      REMAINING     COMBINED     AVERAGE
SUBSEQUENT PERIODIC RATE CAP                 LOANS      BALANCE         BAL       COUPON        TERM        ORIG LTV      FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
1.000                                        1,489  100,922,820.51     100.00%       7.887           330        69.39         605
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,489  100,922,820.51     100.00%       7.887           330        69.39         605


                                                                              22
                          [LOGO RBS Greenwich Capital]

                                                                                             WEIGHTED
                                                                                 WEIGHTED     AVERAGE      WEIGHTED
                                                        CURRENT      PCT BY      AVERAGE       STATED      AVERAGE      WEIGHTED
                                             # OF      PRINCIPAL    CURR PRIN     GROSS      REMAINING     COMBINED      AVERAGE
NEXT RATE CHANGE DATE                        LOANS      BALANCE        BAL        COUPON        TERM       ORIG LTV       FICO
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
November-05                                      1      189,241.33       0.19%       8.500           337        80.00         602
December-05                                      6      419,445.28       0.42%       6.229           294        67.72         685
January-06                                       4      151,781.38       0.15%       8.041           227        76.79         581
February-06                                      9      696,174.01       0.69%       6.526           305        77.57         601
March-06                                        13      988,976.29       0.98%       6.387           274        67.57         685
April-06                                         8      731,978.67       0.73%       5.941           302        67.15         655
May-06                                           9      621,405.82       0.62%       7.896           307        67.31         589
June-06                                         10      441,998.14       0.44%       6.972           230        68.89         657
July-06                                          6      341,250.56       0.34%       6.862           241        66.96         665
August-06                                        7      200,405.52       0.20%       7.944           236        55.65         578
September-06                                     3       85,559.04       0.08%       7.961           179        73.11         608
October-06                                       1       22,640.20       0.02%       8.750           228        85.00         738
November-06                                      4      181,817.98       0.18%       7.851           313        67.06         591
December-06                                     11      642,307.73       0.64%       7.862           318        76.42         616
January-07                                      21    1,063,607.27       1.05%       8.527           308        74.29         622
February-07                                     42    3,755,977.15       3.72%       7.711           337        69.19         631
March-07                                       112    7,127,137.60       7.06%       7.633           328        67.06         614
April-07                                       125    7,589,298.42       7.52%       8.039           327        71.16         600
May-07                                         148    8,309,838.92       8.23%       7.965           325        70.66         603
June-07                                        169   13,791,137.00      13.67%       7.667           336        68.84         601
July-07                                        135    8,793,540.89       8.71%       8.095           332        69.16         594
August-07                                      196   12,484,745.92      12.37%       8.116           334        69.05         594
September-07                                   217   15,833,604.34      15.69%       8.095           333        70.26         596
October-07                                     204   14,028,951.60      13.90%       7.937           343        67.31         609
November-07                                      1      140,000.00       0.14%       7.500           360        80.00         608
March-08                                         2       71,677.69       0.07%       9.500           353        83.16         614
April-08                                         1       12,747.98       0.01%       9.250           354        84.92         609
May-08                                           6      590,927.37       0.59%       6.966           318        72.44         651
June-08                                          5      135,705.50       0.13%       9.259           238        52.76         615
July-08                                          7      881,144.82       0.87%       8.113           357        73.69         572
August-08                                        4      516,847.03       0.51%       6.872           327        83.47         639
September-08                                     2       80,949.06       0.08%       8.755           359        68.91         602
------------------------------------------- ------- --------------- ----------- ----------- ------------- ------------ -----------
TOTAL                                        1,489  100,922,820.51     100.00%       7.887           330        69.39         605

                                                                              23
                          [LOGO RBS Greenwich Capital]